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                                                                   Exhibit 10.19


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OPTIONEE:                                                 [Name]

Number of Units Subject to Option:                        _____

Number of Shares of Common Stock
  Comprising Units (in aggregate):                        _____

Number of Shares of Preferred Stock
  Comprising Units (in aggregate):                        _____
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                          MORAN ENTERPRISES CORPORATION

                           NON-QUALIFIED STOCK OPTION


           AGREEMENT dated as of ________________ between Moran Enterprises Corporation, a Delaware corporation (the "Company"), and _________ (the "Employee"), an employee of the Company or one of its subsidiaries.

           WHEREAS, pursuant to a Non-Qualified Stock Option dated as of July 11, 1994 issued under its 1994 Stock Option Plan, Moran Transportation Company ("Moran") entered into an option agreement with the Employee, pursuant to which the Employee was granted an option (a "Moran Option") to purchase ____ shares of common stock, par value $0.01 per share, of Moran ("Moran Common Stock"); and

           WHEREAS, upon the closing of the combination (the "Combination") provided for in that certain Stock Exchange Agreement (the "Stock Exchange Agreement"), dated as of August 31, 1998, by and among, Moran, the Company, the Turecamo Entities named therein, the Turecamo Stockholders named therein and the Moran Stockholders named therein, Moran Common Stock held by the stockholders of Moran was converted into and exchanged for shares of common stock of the Company and shares of preferred stock of the Company; and

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           WHEREAS, pursuant to the Company's 1998 Stock Option Plan, those employees of the Company who held Moran Options have been granted the option (each, a "Company Option") to purchase units ("Units") consisting of shares of common stock of the Company and shares of preferred stock of the Company; and

           WHEREAS, the Company and the Employee desire to exchange the Employee's Moran Option for a Company Option, but only upon the terms and conditions set forth herein;

           NOW THEREFORE THIS AGREEMENT WITNESSETH:

           In exchange for the Moran Option, the Employee is hereby granted a Company Option to purchase from the Company ___________ (___) Units, each consisting of one share of the Company's common stock, par value $.001 per share ("Company Common Stock") and _____________ (_______) shares of the Company's Series A Preferred Stock, par value $.001 per share ("Company Preferred Stock"), with the purchase price per Unit being $____. The aggregate shares of Company Common Stock and Company Preferred Stock comprising the Units are ____ shares and ________ shares, respectively.

           The Option may be exercised in whole or in part only during the period from ________________ ("Effective Date") to ______________ ("Expiration
Date") and may not be exercised if employment is terminated before the date of exercise for any reason, except as provided in paragraph 5 of the Terms and Conditions set forth below. The Option is not qualified for "incentive stock option" treatment under the Internal Revenue Code of 1986, as amended.

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           The Employee understands and acknowledges that the Option is subject to the Terms and Conditions of this agreement as set forth below.

                              TERMS AND CONDITIONS

           The following are Terms and Conditions of the Option in effect at the date hereof. These Terms and Conditions relating to the Option may be modified by the Company in certain circumstances.

           1. The Employee is hereby granted the Option for the purchase from the Company of the number of Units of the Company set forth above at the purchase price set forth above, pursuant to the Company's 1998 Stock Option Plan as it may be amended from time to time (the "Plan"), subject to and under the terms and conditions set forth in this Agreement and the Plan.

           2. The Option may be exercised in whole or in part to the extent of [Vesting Terms to be Inserted]. The Option must be used to purchase Units in whole and not the Common or Preferred Stock components thereof. Units purchased upon the exercise of the Option shall be paid for in full at the time of purchase. Such payment shall be made in cash or, in the discretion of the Compensation Committee of the Company's Board of Directors (the "Committee"), through delivery of shares of Common Stock or Units or a combination of cash, Common Stock and Units, in accordance with procedures to be established by the Committee. Any shares or Units so delivered shall be valued at their Market Price (as defined in the Plan) on the date of exercise.

                  Upon receipt of notice of exercise and payment in accordance with procedures established by the Committee, the Company or its agent shall deliver to the person exercising the

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Option (or his or her designee) certificates for the shares underlying the Units which have been exercised. It shall be a condition to the Company's obligation to issue Units upon exercise of the Option, or to subsequently transfer the Company Common Stock and/or Company Preferred Stock comprising Units, that the Employee pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of such Units (or the shares comprising the Units).

           3. Subject to the terms of paragraph 5 of this Agreement, the Option may be exercised in whole or in part only during the period from the Effective Date to the Expiration Date and only if the Employee is continuously employed by the Company or a subsidiary of the Company ("Subsidiary") through the date of exercise.

           4. (a) Subject to paragraphs 4(b)-(d) hereof, the Option shall not be assignable or transferable by the Employee except by will or by the laws of descent and distribution. During the life of the Employee, the Option shall be exercisable by the Employee only.

               (b) Notwithstanding Section 4(a) hereof, any pledge of the Option to the Lender (as defined below) pursuant to the Loan Documents (as defined below) and the grant of, or the exercise of, any rights or remedies to or of the Lender thereunder (including, without limitation, the exercise of the Option or any sale or other disposition by the Lender of the Option or the underlying shares upon default) shall not require the consent of the Company or the Employee or be subject to any of the other requirements or any other applicable provisions hereof; and

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               (c)  Anything contained herein to the contrary notwithstanding, in the event of the pledge of the Option to the Lender, the Lender shall be permitted to exercise its various rights and remedies under the Loan Documents. Without limiting the generality of the foregoing, upon the occurrence and any time during the continuance of an event of default under any of the Loan Documents, the Lender and/or any nominee(s) of the Lender may, at Lender's election, exercise the Option and exercise all other rights of the Employee hereunder; and

               (d) This Paragraph 4 shall not be amended or otherwise modified, directly or indirectly, without the prior written consent of the Lender.

               For purposes hereof, "Lender" shall mean each agent, lender, credit provider and other secured party under any of the Loan Documents and shall also include any transferee of the Option from the Lender upon (or resulting from) any exercise by the Lender of any rights or remedies. "Loan Documents" shall mean each of the following (i) the "Loan Documents" as that term in defined in the Credit Agreement of even or substantially even date herewith between the Company, the Lenders (as defined therein), and Fleet Bank, N.A., as Initial Issuing Bank and Administrative Agent thereunder, as same may be amended, supplemented or otherwise modified from time to time and (ii) any loan or credit agreements, note(s), pledge agreements, security agreements, guaranties, mortgages or other agreements or instruments evidencing, governing, securing, guaranteeing or otherwise relating to any liabilities, indebtedness or other credit in substitution, replacement or refinancing of any liabilities, indebtedness or other credit under or evidenced by (a) any of the Loan Documents or (b) any documents referred to in this clause (ii).

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           5.  The Option shall terminate 30 days following termination of employment of the Employee with the Company or a Subsidiary provided such termination occurs on or after the Effective Date, unless such termination of employment occurs by reason of (i) Disability or Retirement (as defined in the Plan), (ii) death, or (iii) a Special Event (as defined in the Plan), provided, in the case of a Special Event, the Committee shall have modified the Option to remain exercisable as provided in the Plan. The Option shall not be affected by any change of employment as long as the Employee continues to be employed by either the Company or a Subsidiary. Nothing in the Plan or in this Agreement shall confer on the Employee any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to terminate employment of the Employee at any time.

               (a) In the event of the Disability or Retirement of the Employee, the Option shall be exercisable at any time within one (1) year from the date of Disability or Retirement to the extent that the Option was exercisable on the date of Disability or Retirement, at which time the Option shall terminate.

               (b) In the event of the death of the Employee, the Option shall be exercisable by the beneficiary designated by the Employee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the Employee, by the Employee's personal representatives, heirs or legatees at any time within one
(1) year from the date of death to the extent that the Option was exercisable on the date of death, at which time the Option shall terminate.

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               (c)  In the case of a Special Event resulting in the termination of the Employee, the Committee in its sole discretion may elect to modify the Option, whether or not exercisable on the date of such termination, to provide that the Option, or a portion thereof, may continue to be exercisable for the term and in the manner specified therein or for such other term and subject to such other provisions and conditions (including, without limitation, acceleration of the Effective Date) as the Committee shall specify. The Committee shall have the sole discretion to determine the employees to whom and in the manner in which any such modification shall be made. If the Committee does not elect to modify the Option, then the Option may be exercised only if and to the extent exercisable at the date of termination in accordance with the first sentence of this paragraph 5.

               (d) The Committee may, in its sole discretion, cause the Option to be immediately forfeited upon the Employee's termination of employment if the Employee was terminated for one (or more) of the following reasons: (i) the Employee's conviction, or plea of guilty or NOLO CONTENDERE to the commission of a felony, (ii) the Employee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a Subsidiary,
(iii) an act of dishonesty by the Employee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Company or a Subsidiary, (iv) any breach of the Employee's fiduciary duties to the Company as an employee or officer, or (v) any serious violation of a Company policy. It shall be within the sole discretion of the Committee to determine whether the Employee's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

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           6.  If the Employee is granted an approved leave of absence, the
Option shall not be affected unless such leave is longer than 13 weeks. If the Option is not exercisable at the beginning of an approved leave of absence lasting longer than 13 weeks, the Effective Date of the Option shall be postponed for a period equal to the length of such leave of absence, unless such postponement is waived in writing by the Committee in its sole discretion.

           7. The Employee shall have no rights as a stockholder with respect to any shares issuable upon exercise of the Option until the date a stock certificate is issued to the Employee for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

           8. In case the Company is merged or consolidated with another corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of the Option by the substitution on an equitable basis of appropriate stock of the Company, or appropriate stock of the merged, consolidated, or otherwise reorganized corporation, provided only that the excess of the aggregate Market Price of the shares subject to the Option immediately after such substitution over the purchase price thereof is not less than the excess of the aggregate Market Price of the shares subject to the Option immediately before such substitution over the purchase price thereof, or (ii) give written notice to the Employee that the Option must be exercised within 60 days of the

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date of such notice or the Option will be terminated. In any such case the Board of Directors may, in its discretion, waive the applicable waiting period before the Option becomes exercisable.

           9. The Option shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares issuable upon exercise of the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of the Option or the issue, transfer, or purchase of shares under the Option, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

           10. The Employee acknowledges and agrees that Units acquired pursuant to the exercise of the Option shall be held subject to the terms and provisions of the Amended and Restated Stockholder Agreement, dated as of October 30, 1998, between the Company (as successor to Moran) and the Employee, and the Stockholders Agreement, dated as of October 30, 1998, between the Company and all of its stockholders.

           11. The interpretation and decision with regard to any question arising under the Plan or with respect to the Option made by the Committee shall be final and conclusive on the Employee.

           12. All notices hereunder shall be sufficiently made if personally delivered to the Employee or sent by regular mail addressed (a) to the Employee at the Employee's address as set forth in the books and records of the Company or any Subsidiary, or (b) to the Company

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or the Committee at the principal office of the Company clearly marked
"Attention: Compensation Committee."

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           IN WITNESS WHEREOF, this Agreement has been executed by the Company by one of its duly authorized officers as of the date specified above.

                                        MORAN ENTERPRISES CORPORATION



                                        By:
                                           -------------------------------------
                                           Name:  Paul R. Tregurtha
                                           Title: Chairman



           I hereby acknowledge receipt of the Option and agree to the provisions set forth in this Agreement. I hereby surrender to the Company the Moran Option. I further acknowledge that I have received a copy of the Plan and have read and understand its provisions.


Date:
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                                        Signature of Employee